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                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Quarterly Report on Form 10-Q of Energy West Incorporated for the quarter ended December 31, 2003, I, John C. Allen, Interim President and Chief Executive Officer of Energy West, Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) such Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Energy West Incorporated.

Date: February 17, 2004                           /s/ John C. Allen
                                                  ------------------------------
                                                  John C. Allen
                                                  Interim President and Chief
                                                  Executive Officer
                                                  (principal executive officer)